Exhibit 99.1
Financial Plan Update August 10, 2010

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Dividend Increase Announced . . . . Transformation back to Utility complete Michigan economy recovery in early stage Investment plan strong 2006 2007 2008 2009 2010 2011 0 0.2 0.36 0.5 0.6 0.84 .. . . . up sharply from 15¢ to 21¢ a quarter. Background Dividend +40% _ _ _ _ _ a Pre increase a

Plan Increases Certainty . . . . .. . . . for shareowners, with stronger dividend yield in projected "TSR" mix. New Plan 2011-2015 Prior Plan Investment (bils) $6.4 $7.2 EPS annual growth Dividend yield Projected Total Shareholder Return (TSR) 5% - 7% 5 10% - 12% 6% - 8% 4 10% - 12% Operating cash flow growth (mils) ^ $100 >$100 Avoided new common equity Five years Few years Parent debt net of cash (bils) $1.8 $1.7 $1.8 $1.6 Customer rate increases (excluding fuel) 2% 3% _ _ _ _ _ a At a $17 stock price a

New Investment Plan .. . . . reduces risk. 2008 2009 2010 2011 2012 2013 2014 2015 Depreciation 7.851 8.729 9.2 9.7 9.196 8.65 8.164 7.661 7.169 Maintenance 0.563 1.086 1.616 2.195 2.791 Customer growth 0.044 0.078 0.117 0.159 0.217 Environmental 0.125 0.311 0.598 0.941 1.294 Gas compression and pipelines 0.07 0.125 0.153 0.167 0.18 Smart Grid 0.052 0.121 0.196 0.259 0.329 Energy optimization 0.028 0.093 0.168 0.244 0.32 Electric reliability and other environmental 0.073 0.156 0.254 0.351 0.438 Renewables 0.045 0.175 0.331 0.52 0.656 5%-7% Bils $ Present Rate Base 2010 2011 2012 2013 2014 2015 Average Rate Base (bils) $10.2 $10.8 $11.6 $12.5 $13.4 0 Rate Base 2011 - 2015 Capital Investment . . . . Five-Year Plan (bils) Prior Plan (2010-14) $ 7.2 "Coal" deferred $ - 1.0 Smart Grid rollout - 0.4 Renewables accelerated + 0.1 Distribution + 0.2 Generation & Plan period + 0.3 Change $ - 0.8 New Plan (2011-15) $ 6.4 ?

Investment Timing . . . . .. . . . optimized to include best projects. Maintenance Customer Growth Clean Air Clean Coal Plant Smart Grid Renewables Energy Optimization Electric Reliability and Other Gas Compression and Pipeline 2.9 0.2 1.3 995 0.3 0.7 0.4 0.4 0.2 2011-2015 Investment Plan $6.4 billion 2010 & 2011 2012 2013 2014 2015 -0.1 -0.3 -0.3 -0.4 0.3 Change from Prior Plan $0.8 Billion ?

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 History 0.81 0.9 0.96 1.08 0.84 1.21 1.26 2009 Plan 1.35 1.43 1.5 1.58 1.68 1.77 Earnings Per Share (adjusted non-GAAP) . . . . New Plan (5% - 7% Growth) (2010-15) Prior Plan (6% - 8% Growth) (2010-15) .. . . . growth track record continues. 2003 - 2009 8% Growth Dividend Annual ¢/share _ _ _ _ _ a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock b Pre increase b

Operating Cash Flow Growth . . . . .. . . . driven by investment growth. 2008 2009 2010 2011 2012 2013 2014 2015 CF after Capex -598 39 -22 20 -76 -31 -326 -144 73 160 220 325 479 384 497 271 CF after dividends 756 726 790 676 814 898 1032 987 CF after working capital 81 113 137 166 184 210 230 250 CF after interest 698 44 138 165 82 141 278 452 Operating cash flow 335 362 355 379 400 417 456 505 Amount (bils) $ Operating cash flow a up $0.1 billion per year $1.9 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.7 $1.8 $1.5 $2.0 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP Prior Plan

Need for New Common Equity . . . . 2011 2012 2013 2014 New Common Equity Old Plan 0 Add New Plan 0 0 0 0 Remaining Tax Cash Benefits (bils) $0.4 $0.3 $0.2 $0.1 Cash Flow Better/(Worse) than Old Plan $0.1 $0.2 $0.3 $0.2 .. . . . deferred through Plan period.

CMS Cash Flow and Liquidity . . . . .. . . . strong relative to peers. Available Liquidity b as a Percentage of Market Cap (at 7-20) 2010E-2011E Cash Flow as a Percentage of Market Cap (at 7-20) 0.06 -0.04 -0.04 -0.07 -0.08 -0.11 -0.12 -0.12 CMS -0.13 Source: JPMorgan _ _ _ _ _ a Top quartile for 2007-2009 actuals a Peer median: -16.6% 0.55 0.544 0.534 CMS 0.432 Peer median: 22% _ _ _ _ _ b As of March 31, 2010 Q1 Q2 Q3 Q4

Electric Rate Increases (average annual) . . . . .. . . . moderated for customers - down from prior years and prior plan. 2007-2009 2010-2015 Fuel (including CO2) 4 3 Base 3 2 1 7% 5% New Fuel Base 6% Prior

Plan Solidly . . . . 2010 Target Adjusted EPS a $1.35 Operating cash flow a (bils) 1.4 Capital structure (year-end) FFO / Average debt 16% Parent debt (bils) b $1.8 Utility equity ratio c 48% Dividend + 40% Long Term EPS growth 5% - 7% Operating cash flow growth a (mils) ^$100 per year _ _ _ _ _ a Non-GAAP b Net of cash c Financial, excluding securitization and Palisades financing obligation .. . . . on track. ? ? ? ? ?

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
*   Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.
NM: Not meaningful.
2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
NM: Not Meaningful.
2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	$(215)	$33	$82	$(127)	$(227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	$(0.97)	$0.15	$0.34	$(0.57)	$(1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

	(In millions, except per share amounts)
	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$103		$46	$79	$61	$289

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	(* )	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	*	*

Adjusted income — non-GAAP	$103		$44	$78	$68	$293 (a)

Average shares outstanding, basic	223.5		223.7	224.1	224.5	223.9
Average shares outstanding, diluted	236.6		239.1	234.3	226.6	234.8

Reported earnings per share — GAAP	$0.44		$0.19	$0.34	$0.27	$1.23

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	*	(0.01)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP	$0.44		$0.19	$0.33	$0.30	$1.25

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
* Less than $500 thousand or $0.01 per share.
2008 A-1

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended		Twelve Months Ended
December 31	2008	2007	2008	2007

Electric Utility
Reported	$0.17	$0.17	$1.16	$0.88
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.02	—	0.03	—
Asset Sales Loss and Other, net	—	—	*	0.01

Adjusted	$0.19	$0.17	$1.19	$0.83

Gas Utility	.
Reported	$0.19	$0.15	$0.38	$0.39
Dilution Impact	—	—	—	(0.03)
Unrealized Investment Loss	0.01	—	0.02	—
Asset Sales Loss and Other, net	—	—	—	0.01

Adjusted	$0.20	$0.15	$0.40	$0.37

Enterprises
Reported	$0.01	$(0.97)	$0.06	$(1.75)
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.55
Asset Sales (Gain) Loss and Other, net	—	0.99	(0.02)	1.25

Adjusted	$0.01	$0.02	$0.05	$0.05

Corporate Interest and Other
Reported	$(0.10)	$0.09	$(0.37)	$(0.14)
Dilution Impact	—	—	—	0.03
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.05
Asset Sales Gain and Other, net	—	(0.17)	(0.03)	(0.35)

Adjusted	$(0.10)	$(0.08)	$(0.39)	$(0.41)

Discontinued Operations
Reported	$—	$(0.01)	$—	$(0.40)
Discontinued Operations Loss	—	$0.01	—	0.40

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.27	$(0.57)	$1.23	$(1.02)
Discontinued Operations Loss	—	0.01	—	0.40
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.03	—	0.07	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.60
Asset Sales (Gain) Loss and Other, net	—	0.82	(0.05)	0.92

Adjusted	$0.30	$0.26	$1.25	$0.84

Average Common Shares Outstanding — Diluted (in millions)	226.6	223.4	234.8	222.6

*	Less than $0.01 per share.
2008 A-2

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended				Twelve Months Ended
December 31	2009		2008		2009	2008

Electric Utility
Reported		$(0.10)		$0.17	$0.82		$1.16
Unrealized Investment Loss		—		0.01	—		0.03
Asset Sales Loss and Other, net		0.33		—	0.33		*

Adjusted		$0.23		$0.18	$1.15		$1.19

Gas Utility
Reported		$0.18		$0.19	$0.41		$0.38
Unrealized Investment Loss		—		0.01	—		0.02

Adjusted		$0.18		$0.20	$0.41		$0.40

Enterprises
Reported	$	(* )	$	*	$(0.03)		$0.06
Unrealized Investment Loss		—		*	—		0.01
Asset Sales (Gain) Loss and Other, net		0.02		0.01	0.09		(0.03)

Adjusted		$0.02		$0.01	$0.06		$0.04

Corporate Interest and Other
Reported		$(0.05)		$(0.10)	$(0.37)		$(0.40)
Unrealized Investment Loss		—		0.01	—		0.01
Asset Sales (Gain) Loss and Other, net		(* )		*	0.01		(0.03)

Adjusted		$(0.05)		$(0.09)	$(0.36)		$(0.42)

Discontinued Operations
Reported		$(0.01)	$	(* )	$0.08	$	*
Discontinued Operations (Income) Loss		0.01		*	(0.08)		(* )

Adjusted		$—		$—	$—		$—

Totals
Reported		$0.02		$0.26	$0.91		$1.20
Discontinued Operations (Income) Loss		0.01		*	(0.08)		(* )
Unrealized Investment Loss		—		0.03	—		0.07
Asset Sales (Gain) Loss and Other, net		0.35		0.01	0.43		(0.06)

Adjusted		$0.38		$0.30	$1.26		$1.21 (a)

Average Common Shares Outstanding — Diluted (in millions)		243.0		228.1	237.9		236.2

*	Less than $0.01 per share.

(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

Consumers Energy
2009 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Operating	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Activites	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Investing	as Financing	as Financing	Amount	Description
Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year end 2008

Sources
Operating	$1,315	$(82)	$(224)	$—	$—	$23	$34	$(35)	$—	$—	$1,031
Other working capital	210	—	—	(199)	(120)	—	—	—	—	—	(109)

Sources	$1,525	$(82)	$(224)	$(199)	$(120)	$23	$34	$(35)	$—	$—	$922	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(226)	$—	$224	$—	$—	$—	$—	$35	$2	$—	$35
Pension Contribution	(199)	—	—	199	—	—	—	—	—	—	—
Capital expenditures	(885)	—	—	—	—	—	—	—	—	—	(885)
Dividends/tax sharing to CMS	(367)	82	—	—	—	—	—	—	—	285	—

Uses	$(1,677)	$82	$224	$199	$—	$—	$—	$35	$2	$285	$(850)	Net cash provided by investing activities

Cash flow	$(152)	$—	$—	$—	$(120)	$23	$34	$—	$2	$285	$72	Cash flow from operating and investing activities

Financing
Equity	$100	$—	$—	$—	$—	$—	$—	$—	$(2)	$—	$98
New Issues	500	—	—	—	—	—	—	—	—	—	500
Retirements	(353)	—	—	—	—	(23)	(34)	—	—	(285)	(695)
Other	(5)	—	—	—	—	—	—	—	—	—	(5)
Net short-term financing	(120)	—	—	—	120	—	—	—	—	—	—

Financing	$122	$—	$—	$—	$120	$(23)	$(34)	$—	$(2)	$(285)	$(102)	Net cash provided by financing activities

Net change in cash	$(30)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(30)	Net change in cash

Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

2009 A-3

CMS Energy Parent
2009 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Pref Stk	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Retirement	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	as Operating	Companies	Amount	Description
Cash at year end 2008	$117	$—	$—	$—	$—	$—	$21	$138	Cash at year end 2008

Sources
Consumers Energy dividends/tax sharing	$367	$(125)	$(19)	$—	$—	$(7)	$—	$216
Enterprises	16	—	—	(34)	—	—	13	(5)

Sources	$383	$(125)	$(19)	$(34)	$—	$(7)	$13	$211	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(136)	$125	$—	$—	$11	$—	$—	$—
Overhead and Federal tax payments	(19)	—	19	—	—	—	—	—
Pension Contributions	(7)	—	—	7	—	—	—	—
Equity infusions	(100)	—	—	27	—	—	(82)	(155)

Uses (a)	$(292)	$125	$19	$34	$11	$—	$(82)	$(185)	Net cash provided by investing activities

Cash flow	$91	$—	$—	$—	$11	$(7)	$(69)	$26	Cash flow from operating and investing activities

Financing and dividends
New Issues	$473	$—	$—	$—	$(11)	$7	$71	$540
Retirements	(473)	—	—	—	—	—	—	(473)
Net short-term financing	(80)	—	—	—	—	—	—	(80)
Other	8	—	—	—	—	—	—	8
Common dividend	(113)	—	—	—	—	—	—	(113)

Financing	$(185)	$—	$—	$—	$(11)	$7	$71	$(118)	Net cash provided by financing activities

Net change in cash	$(94)	$—	$—	$—	$—	$—	$2	$(92)	Net change in cash

Changes in Cash included in asset held for sale	$—	$—	$—	$—	$—	$—	$5	$5	Changes in Cash included in asset held for sale

Cash at year end 2009	$23	$—	$—	$—	$—	$—	$28	$51	Cash at year end 2009

(a)	Includes other and roundings
2009 A-4

Consolidated CMS Energy
2009 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2008	$69	$138	$—	$—	$207	Cash at year end 2008

Net cash provided by operating activities	$922	$211	$(285)	$—	$848	Net cash provided by operating activities

Net cash provided by investing activities	(850)	(185)	—	100	(935)	Net cash provided by investing activities

Cash flow from operating and investing activities	$72	$26	$(285)	$100	$(87)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(102)	$(118)	$285	$(100)	$(35)	Net cash provided by financing activities

Net change in cash	$(30)	$(92)	$—	$—	$(122)	Net change in cash

Changes in Cash included in asset held for sale	$—	$5	$—	$—	$5	Changes in Cash included in asset held for sale

Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

2009 A-5

CMS Energy
Reconciliation of 2009 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)
Consumers Operating (Consumers PTOI + Depreciation)	$1,315
Enterprises (Project Cash Flows)	16

Operating Cash Flow	$1,331	non-GAAP

Other operating activies including taxes, interest payments and working capital	(483)

Net cash provided by operating activites	$848	GAAP

2010 A-4

Consumers Energy
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

Sources
Operating	$1,450	$(235)	$(221)	$—	$—	$23	$35	$—	$—	$1,052
Other working capital	(135)	—	—	(97)	(50)	—	—	—	—	(282)

Sources	$1,315	$(235)	$(221)	$(97)	$(50)	$23	$35	$—	$—	$770	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(223)	$—	$221	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(97)	—	—	97	—	—	—	—	—	—
Capital expenditures	(1,010)	—	—	—	—	—	—	—	—	(1,010)
Dividends/tax sharing to CMS	(570)	235	—	—	—	—	—	—	335	—

Uses	$(1,900)	$235	$221	$97	$—	$—	$—	$2	$335	$(1,010)	Net cash provided by investing activities

Cash flow	$(585)	$—	$—	$—	$(50)	$23	$35	$2	$335	$(240)	Cash flow from operating and investing activities

Financing
Equity	$250	$—	$—	$—	$—	$—	$—	$(2)	$—	$248
New Issues	550	—	—	—	—	—	—	—	—	550
Retirements	(310)	—	—	—	—	(23)	(35)	—	(335)	(703)
Net short-term financing & other	81	—	—	—	50	—	—	—	—	131

Financing	$571	$—	$—	$—	$50	$(23)	$(35)	$(2)	$(335)	$226	Net cash provided by financing activities

Net change in cash	$(14)	$—	$—	$—	$—	$—	$—	$—	$—	$(14)	Net change in cash

Cash at year end 2010	$25	$—	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2010

2010 A-3

CMS Energy Parent
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$—	$—	$—	$—	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$570	$(124)	$(30)	$—	$—	$—	$416
Enterprises	35						35
Insurance settlement	50	—	—	(45)	—	5	10

Sources	$655	$(124)	$(30)	$(45)	$—	$5	$461	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)	$124	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(30)	—	30	—	—	—	—
Pension Contributions	(3)	—	—	3	—	—	—
Equity infusions	(250)	—	—	42	—	(48)	(256)

Uses (a)	$(460)	$124	$30	$45	$11	$(48)	$(298)	Net cash provided by investing activities

Cash flow	$195	$—	$—	$—	$11	$(43)	$163	Cash flow from operating and investing activities

Financing and dividends
New Issues	$300	$—	$—	$—	$(11)	$26	$315
Retirements	(80)	—	—	—	—	—	(80)
Net short-term financing & other	(21)	—	—	—	—	—	(21)
Common dividend	(137)	—	—	—	—	—	(137)

Financing	$62	$—	$—	$—	$(11)	$26	$77	Net cash provided by financing activities

Net change in cash	$257	$—	$—	$—	$—	$(17)	$240	Net change in cash

Cash at year end 2010	$280	$—	$—	$—	$—	$11	$291	Cash at year end 2010

(a)	Includes other and roundings
2010 A-4

Consolidated CMS Energy
2010 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of
			Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

Net cash provided by operating activities	$770	$461	$(335)	$—	$896	Net cash provided by operating activities

Net cash provided by investing activities	(1,010)	(298)	—	250	(1,058)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(240)	$163	$(335)	$250	$(162)	Cash flow from operating and investing activities

Net cash provided by financing activities	$226	$77	$335	$(250)	$388	Net cash provided by financing activities

Net change in cash	$(14)	$240	$—	$—	$226	Net change in cash

Cash at year end 2010	$25	$291	$—	$—	$316	Cash at year end 2010

2010 A-5

CMS Energy
Reconciliation of 2010 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)
Consumers Operating (Consumers PTOI + Depreciation)	$1,450
Enterprises (Project Cash Flows)	35

Operating Cash Flow	$1,485	non-GAAP

Other operating activies including taxes, interest payments and working capital	(589)

Net cash provided by operating activites	$896	GAAP

2010 A-6